Exhibit 99.4

Xerium Technologies, Inc.
Reconciliation of Trailing Twelve Month Bank Adjusted EBITDA

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Net Income (loss)	$21,536	$(4,349)	$(9,448)	$1,601	$(7,381)	$(96,765)	$(30,157)	$(40,011)	$(3,656)	$738	$647	$1,622
Income tax provision (benefit)	794	(2,443)	3,892	2,697	3,424	2,304	2,136	5,050	4,318	6,761	3,418	3,030
Interest expense, net	16,230	16,287	15,957	15,570	16,425	19,348	15,644	16,865	12,020	12,265	9,854	9,982
Depreciation and amortization	11,738	10,231	9,788	10,130	10,851	11,098	10,451	10,090	10,222	10,520	10,808	11,262

EBITDA	50,298	19,726	20,189	29,998	23,319	(64,015)	(1,926)	(8,006)	22,904	30,284	24,727	25,896
Unrealized foreign exchange gain on revaluation of debt	—	—	—	—	—	—	—	—	—	—	—	—
Amendment/termination costs	483	285	—	—	—	—	—	—	—	—	—	—
Change in fair value of interest rate swaps	450	(468)	(398)	(397)	(859)	(2,164)	—	—	—	—	—	—
Changes in value of other derivatives	—	—	—	—	—	—	—	—	—	—	—	—
Operational restructuring expenses	1,817	—	114	1,026	87	1,184	1,567	1,796	1,199	2,552	168	542
Inventory write-offs under restructuring programs	199	256	103	142	104	—	—	—	—	—	—	—
Growth program costs	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation and related expenses	500	1,235	161	885	778	481	2,389	1,041	2,068	1,812	1,250	831
Non-cash impairment charges	405	3,517	—	—	1,667	80,602	—	748	2,123	19	—	—
Non-recurring expenses resulting from cost reduction programs				—	—	—	—	—	—	—	—	—
Change in accounting policies				—	—	—	(1,400)	—	—	—	—	—
Financial restructuring costs				—	—	—	9,563	15,251	799	584	—	—
Write-off of deferred financing costs as “reorganization items”				—	—	—	14,283	—	—	—	—	—
Expenses incurred in connection with indebtedness or refinancing transaction				—	—	—	—	14,400	—	—	—	2,926

Adjusted EBITDA for the quarter as previously reported	$54,152	$24,551	$20,169	$31,654	$25,096	$16,088	$24,476	$25,230	$29,093	$35,251	$26,145	$30,195

Less: disallowed items under New Credit Agreement:
Unrealized foreign exchange gain on revaluation of debt	—	—	—	—	—	—
Amendment/termination costs
Change in fair value of interest rate swaps	(450)	468	398	397	859	2,164
Changes in value of other derivatives	—	—	—	—	—	—
Growth program costs	—	—	—	—	—	—
Plus: new items under the New Credit Agreement:
Non-cash change in or adoption of accounting policies	14,000
Financial Restructuring Costs				274	1,961	6,501
Non-cash expense from granting of Common Stock	262	1,628
Non-cash expense relating to pension or benefit arrangements	(39,968)

Proforma Adjusted EBITDA under the New Credit Agreement	$27,996	$26,647	$20,567	$32,325	$27,916	$24,753	$24,476	$25,230	$29,093	$35,251	$26,145	$30,195

Adjusted EBITDA for the trailing twelve months (“TTM”)				$107,535	$107,455	$105,561	$109,470	$102,375	$103,552	$114,050	$115,719	$120,684

Note (A) — Adjusted EBITDA for all periods above have been presented in accordance with the definition of Adjusted EBITDA in the New Credit Facility.

Xerium Technologies, Inc.

Reconciliation of Total Working Capital as a Percentage of Revenue

	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Net Sales	$120,843	$130,308	$132,437	$135,015	$132,827	$135,899	$144,593	$143,166	$150,378

Accounts Receivable	$83,216	$88,165	$83,602	$88,475	$83,268	$91,503	$93,332	$99,359	$98,068
Inventory	86,259	82,128	78,174	75,583	72,802	78,863	81,927	90,177	98,833
Less: “Trade AP” (per calculation below)	27,340	25,212	27,652	26,057	27,029	26,517	32,779	30,834	29,162

Trade Working Capital	$140,427	$145,081	$134,124	$138,001	$129,041	$143,849	$142,480	$158,702	$167,739

% of Net Sales	29.4%	27.8%	25.3%	25.6%	24.3%	26.5%	24.6%	27.7%	27.9%

Calculation of Trade AP
Accounts Payable	$30,172	$27,703	$32,124	$30,488	$30,923	$31,991	$41,686	$37,992	$36,270
Less: Deposits Received	(2,074)	(1,550)	(2,014)	(2,899)	(2,394)	(3,493)	(3,415)	(4,913)	(5,486)
Less: Other Payables	(758)	(941)	(2,458)	(1,532)	(1,500)	(1,981)	(5,492)	(2,245)	(1,622)

Trade AP	$27,340	$25,212	$27,652	$26,057	$27,029	$26,517	$32,779	$30,834	$29,162

Xerium Technologies, Inc.

Reconciliation of Selling, General & Administrative Expenses as a Percentage of Revenue, excluding Operational Restructuring Expense and Financial Restructuring Expense

	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Net Sales	$120,843	$130,308	$132,437	$135,015	$132,827	$135,899	$144,593	$143,166	$150,378

Calculation of Selling, General & Administrative Expense, excluding Operational Restructuring Expense:
Selling Expense	$16,075	$16,991	$17,234	$18,042	$17,901	$18,043	$18,897	$19,524	$20,507
General & Administrative Expense	6,464	15,428	21,069	26,850	17,595	15,652	14,701	17,380	16,136
Research & Development Expense	2,740	2,708	3,141	2,868	2,952	2,887	2,720	3,088	2,925

Total Selling and General & Administrative Expense, excluding Operational Restructuring Expenses	$25,279	$35,127	$41,444	$47,760	$38,448	$36,582	$36,318	$39,992	$39,568

% of Net Sales, excluding Operational Restructuring Expense	20.9%	27.0%	31.3%	35.4%	28.9%	26.9%	25.1%	27.9%	26.3%

Calculation of Selling, General & Administrative Expense, excluding Operational and Financial Restructuring Expense:
Total Selling and General & Administrative Expense, excluding Operational Restructuring Expenses (calculated above)	$25,279	$35,127	$41,444	$47,760	$38,448	$36,582	$36,318	$39,992	$39,568
Less: Financial Restructuring Expenses	(274)	(1,962)	(6,500)	(9,463)	(459)	—	—	—	—

Total Selling and General & Administrative Expense, excluding Operational and Financial Restructuring Expenses	$25,005	$33,165	$34,944	$38,297	$37,989	$36,582	$36,318	$39,992	$39,568

% of Net Sales, excluding Operational and Financial Restructuring Expenses	20.7%	25.5%	26.4%	28.4%	28.6%	26.9%	25.1%	27.9%	26.3%

Notes:

(1)	G&A expense includes Minority Interest

Xerium Technologies, Inc.

Analysis of Foreign Currency Effect

	Q2 6/30/2011	Less: Currency Effect	Q2 Excluding Currency Effect at 6/30/2011	Q2 6/30/2010	Percentage change excluding Currency Effect
Net sales
Clothing	99,632	6,413	93,219	89,102	4.6%
Rolls	50,746	2,934	47,812	43,725	9.3%

Total	150,378	9,347	141,031	132,827	6.2%

Cost of product sold	(92,507)	(6,331)	(86,176)	(81,109)	6.3%

Gross Margin	57,871	3,016	54,855	51,718	6.2%
Gross margin %	38.5%	32.3%	38.9%	38.9%

Selling	(20,507)	(1,621)	(18,886)	(17,901)	5.5%
General and administrative	(16,178)	(1,442)	(14,736)	(17,595)	-16.2%
Research and development	(2,925)	(40)	(2,885)	(2,952)	-2.3%
Restructuring and impairments	(542)	(201)	(341)	(2,544)	-86.6%

Total selling general and administrative	(40,152)	(3,304)	(36,848)	(40,992)	-10.1%

Income from operations	17,719	(288)	18,007	10,726	68.2%

Interest Expense	(9,982)	(503)	(9,479)	(16,865)	-43.8%
Foreign Exchange (Loss) Gain	(159)	50	(209)	370	-156.5%
Loss on Extinguishment of Debt	(2,926)	—	(2,926)	—	0.0%
Reorganization Expense	—	—	—	(29,192)	0.0%
Provision for income taxes	(3,030)	(400)	(2,630)	(5,050)	-47.9%

Net Income	1,622	(1,141)	2,763	(40,011)	-107.0%

Adusted EBITDA	30,195	1,250	28,945	25,230	14.7%

Note: The Company excludes foreign currency effects associated with translation and multi-currency transactions. This effect is determined by translating the income statement as well as transactions made in currencies other than the functional currency at June 30, 2011 using the same currency rates that were used for the three months ended June 30, 2010.

Xerium Technologies, Inc.

Analysis of Foreign Currency Effect

	YTD 6/30/2011	Less: Currency Effect	YTD Excluding Currency Effect at 6/30/2011	YTD 6/30/2010	Percentage change excluding Currency Effect
Net sales
Clothing	193,571	7,668	185,903	177,699	4.6%
Rolls	99,973	3,148	96,825	90,143	7.4%

Total	293,544	10,816	282,728	267,842	5.6%

Cost of product sold	(181,758)	(7,665)	(174,093)	(164,413)	5.9%

Gross Margin	111,786	3,151	108,635	103,429	5.1%
Gross margin %	38.1%	29.1%	38.4%	38.6%

Selling	(40,031)	(1,961)	(38,070)	(35,943)	5.9%
General and administrative	(33,558)	(1,685)	(31,873)	(44,445)	-28.3%
Research and development	(6,013)	(25)	(5,988)	(5,820)	2.9%
Restructuring and impairments	(710)	(232)	(478)	(4,111)	-88.4%

Total selling general and administrative	(80,312)	(3,903)	(76,409)	(90,319)	-15.4%

Income from operations	31,474	(752)	32,226	13,110	146.6%

Interest Expense	(19,836)	(566)	(19,270)	(32,509)	-40.7%
Foreign Exchange Gain (Loss)	5	66	(61)	(8)	662.5%
Loss on Extinguishment of Debt	(2,926)	—	(2,926)	—	0.0%
Reorganization Expense	—	—	—	(43,575)	0.0%
Provision for income taxes	(6,447)	(700)	(5,747)	(7,186)	-20.0%

Net Income	2,270	(1,952)	4,222	(70,168)	-106.0%

Adusted EBITDA	56,340	1,039	55,301	49,706	11.2%

Note: The Company excludes foreign currency effects associated with translation and multi-currency transactions. This effect is determined by translating the income statement as well as transactions made in currencies other than the functional currency at June 30, 2011 using the same currency rates that were used for the six months ended June 30, 2010.

Xerium Technologies, inc.

Effective Income Tax Rates

	Three Months Ended 6/30/2011	Six months Ended 6/30/2011
Pre Tax Income	4,652	8,717
Add: Loss On Extinguishment of Debt	2,926	2,926

Adjusted Pre Tax Income	7,578	11,643

Income Taxes	3,030	6,447
Add: Loss On Extinguishment of Debt tax effect	200	200

Adjusted Income Taxes	3,230	6,647

Effective Tax Rate	65.1%	74.0%

Adjusted Effective Tax Rate	42.6%	57.1%